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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         -----------------------------


                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                               November 7, 1997
               Date of Report (Date of earliest event reported)



                            WHITE RIVER CORPORATION
            (Exact name of registrant as specified in its charter)




            Delaware                      0-22604                93-1011071
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)


  777 Westchester Avenue, Suite 201
        White Plains, New York                                     10604
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (914) 251-0237
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Item 5. Other Events.

Effective November 7, 1997, White River Partners, Inc. purchased from European American Bank the assets of Just Kiddie Rides, Inc., a subsidiary of Childrobics, Inc. (CHLD). White River Partners, Inc., will market and manufacture licensed kiddie rides through its new operating company, Just Kiddie Rides Enterprises, Inc., a Delaware corporation. White River Partners is a wholly-owned subsidiary of White River Corporation (WHRC).
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 21, 1997



                              White River Corporation



                              /s/ Michael E.B. Spicer
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                              Name: Michael E.B. Spicer
                              Title: Chief Financial Officer and Treasurer